UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2009

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue

Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year.

On July 24, 2009, the Board of Directors of the Federal Home Loan Bank of Boston (the “Bank”) approved and adopted certain amendments to the Bank’s bylaws effecting the following changes related to the enactment of the Housing and Recovery Act of 2008 (the “HERA”):

•                  All references in the Bank’s bylaws to the Federal Housing Finance Board were amended to reflect the newly named agency, the Federal Housing Finance Agency.

•                  Article III, Section 1 of the Bank’s bylaws was amended to add provisions outlining the board composition and election requirements as described in the HERA. The new provisions define member and independent directors, formerly known as elective and appointive directors, along with the qualifications for each designation. Related provisions regarding the nomination of independent directorships, including requirements to consult with the Bank’s Affordable Housing Advisory Council, were also added to the Bank’s bylaws. A provision was also added to indicate that the Bank’s board of directors shall elect a qualified individual to fill the unexpired term of office of any vacant directorship as soon as practicable after any such vacancy occurs.

The Bank’s board of directors also added more explicit language to the bylaws relating to indemnification in order to make the following clarifications:

•                  Article VIII, Section 3 of the Bank’s bylaws was amended to clarify that regarding indemnification, the advancement of expenses provisions apply to the Bank’s employees as well as to persons who were formerly with the Bank.

•                  Article VIII, Section 7 of the Bank’s bylaws was amended to clarify that the indemnification and advancement of expenses are deemed to be contractual rights.

A copy of the bylaws, as amended, is attached hereto as Exhibit 3.2, and is incorporated herein by reference.

The information being furnished pursuant to Item 5.03 on this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

3.2 Bylaws of the Bank, as restated and effective on July 24, 2009, marked to show changes.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: July 29, 2009	By:	/s/ Frank Nitkiewicz

Frank Nitkiewicz
Executive Vice President and Chief Financial Officer

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